SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 14, 2006

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of October 30, 2006 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA9)

                      Residential Accredit Loans, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE               333-131213-26        51-0368240
  (STATE OR OTHER JURISDICTION       (COMMISSION)       (I.R.S. EMPLOYER
         OF INCORPORATION)           FILE NUMBER)        IDENTIFICATION NO.)

     8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN        55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On October 30, 2006, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA9, pursuant to a Series Supplement, dated as of October 30, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee. The mortgage loans were sold to Residential Accredit Loans, Inc. pursuant to an Assignment and Assumption Agreement, dated as of October 30, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

Item 9.     Financial  Statements,   Pro  Forma  Financial  Information  and
Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                              Sequentially
Exhibit                                                       Numbered
Number                                                        Exhibit Page

10.1 Series Supplement, dated as of October 30, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

10.2 Assignment and Assumption Agreement, dated as of October 30, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

10.3 SB-AM Swap Confirmation, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as Supplemental Interest Trust Trustee for the benefit of RALI Series 2006-QA9 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders, and Deutsche Bank Trust Company Americas, as Supplemental Trust Trustee for the benefit of RALI Series 2006-QA9 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the Class M Certificateholders.

10.4 Swap Novation Confirmation, dated as of the October 30, 2006, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9, and Credit Suisse International.

10.5 Swap Confirmation, dated as of the October 30, 2006, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9, and Credit Suisse International.

10.6 Swap Schedule, dated as of the October 30, 2006, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9, and Credit Suisse International.

10.7 ISDA Credit Support Annex to the Swap Schedule to the ISDA Master Agreement, dated as of the October 30, 2006, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9, and Credit Suisse International.

10.8 Cap Novation Confirmation, dated as of the October 30, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QA9 Trust, and Credit Suisse International.

10.9 Cap Confirmation, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QA9 Trust, and Credit Suisse International.

10.10 ISDA Credit Support Annex to the Cap Schedule to the ISDA Master Agreement, dated as of the October 30, 2006, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee on behalf of the trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9, and Credit Suisse International.

10.11 Cap Schedule to the ISDA Master Agreement, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QA9 Trust, and Credit Suisse International.

99.1  Mortgage Loan Schedule.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RESIDENTIAL ACCREDIT LOANS, INC.


                                          By:       /s/ Heather Anderson
                                             Name:  Heather Anderson
                                             Title: Vice President


Dated: November 14, 2006

EXHIBIT 10.1

Series Supplement, dated as of October 30, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

EXHIBIT 10.2

Assignment and Assumption Agreement, dated as of October 30, 2006, between Residential Funding Company, LLC and Residential Accredit Loans, Inc.

EXHIBIT 10.3

SB-AM Swap Confirmation, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as Supplemental Interest Trust Trustee for the benefit of RALI Series 2006-QA9 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders, and Deutsche Bank Trust Company Americas, as Supplemental Trust Trustee for the benefit of RALI Series 2006-QA9 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the Class M Certificateholders.

EXHIBIT 10.4

Swap Novation Confirmation, dated as of the October 30, 2006, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9, and Credit Suisse International.

EXHIBIT 10.5

Swap Confirmation, dated as of the October 30, 2006, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9, and Credit Suisse International.

EXHIBIT 10.6

Swap Schedule, dated as of the October 30, 2006, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9, and Credit Suisse International.

EXHIBIT 10.7

ISDA Credit Support Annex to the Swap Schedule to the ISDA Master Agreement, dated as of the October 30, 2006, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9, and Credit Suisse International.

EXHIBIT 10.8

Cap Novation Confirmation, dated as of the October 30, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QA9 Trust, and Credit Suisse International.

EXHIBIT 10.9

Cap Confirmation, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QA9 Trust, and Credit Suisse International.

EXHIBIT 10.10

ISDA Credit Support Annex to the Cap Schedule to the ISDA Master Agreement, dated as of the October 30, 2006, between Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee on behalf of the trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9, and Credit Suisse International.

EXHIBIT 10.11

Cap Schedule to the ISDA Master Agreement, dated as of October 30, 2006, between Deutsche Bank Trust Company Americas, as trustee on behalf of the RALI Series 2006-QA9 Trust, and Credit Suisse International.

EXHIBIT 99.1

Mortgage Loan Schedule